UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule
     14a-12

                            Scudder High Income Trust
                      Scudder Intermediate Government Trust
                        Scudder Multi-Market Income Trust
                         Scudder Municipal Income Trust
                    Scudder Strategic Municipal Income Trust
                         Scudder Strategic Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     2)   Form, Schedule or Registration Statement No.:

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


PRELIMINARY COPY

                            SCUDDER HIGH INCOME TRUST
                      SCUDDER INTERMEDIATE GOVERNMENT TRUST
                        SCUDDER MULTI-MARKET INCOME TRUST
                         SCUDDER MUNICIPAL INCOME TRUST
                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                         SCUDDER STRATEGIC INCOME TRUST
                222 SOUTH RIVERSIDE PLAZA CHICAGO, ILLINOIS 60606

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                        MAY 27, 2004 AND PROXY STATEMENT

                                                                  ________, 2004

To the Shareholders:

         You are invited to attend a joint annual meeting of the shareholders of Scudder High Income Trust ("KHI"), Scudder Intermediate Government Trust ("KGT"), Scudder Multi-Market Income Trust ("KMM"), Scudder Municipal Income Trust ("KTF"), Scudder Strategic Municipal Income Trust ("KSM") and Scudder Strategic Income Trust ("KST") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on Thursday, May 27, 2004 at __:00 p.m. Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1.       To elect Trustees to the Board of each Fund as outlined below:

         (a) For KHI, KGT, KMM and KST only, to elect nine Trustees to the Board of each Fund; and

         (b) For KTF and KSM only, to elect nine Trustees to the Board of each Fund with seven Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by holders of the Preferred Shares only.

2. To ratify the selection of Ernst & Young LLP as independent auditors of each Fund for the current fiscal year.

3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

         The Board of each Fund has fixed the close of business on March 31, 2004 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

          THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS

-------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED. TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.
-------------------------------------------------------------------------------

         The accompanying proxy is solicited by the Board of each Fund for voting at the joint annual meeting of shareholders to be held on May 27, 2004, and at any and all postponements or adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This proxy statement was first mailed to shareholders on or about ________, 2004.

         The Board of each Fund recommends shareholders vote FOR ITEMS 1, 2 AND
3. The vote required to approve all three items is described under "Miscellaneous."

         The Board of each Fund has fixed the close of business on March 31, 2004 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:

              FUND                        SHARES
              ----                        ------

              KHI
              KGT
              KMM
              KTF
                 Common
                 Preferred
              KSM
                 Common
                 Preferred
              KST

         KTF AND KSM ONLY. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, the Boards may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the seven remaining Trustees. On Items 2 and 3, the holders of the Common Shares and Preferred Shares will vote together as a single class.

         The following table identifies the Funds entitled to vote on each Proposal.


                              PROPOSAL                                                                   PAGE
         -----------------------------------------------------------------------------------------       ----
Item 1:  1.a.   To elect nine Trustees to the Board of the Fund.

                       KHI, KGT, KMM and KST...........................                                     4

         1.b.   To elect nine Trustees to the Board of the Fund with seven Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by holders of the Preferred Shares only.

                       KTF and KSM.................................................................         4

                                       2




                              PROPOSAL                                                                   PAGE
         -----------------------------------------------------------------------------------------       ----

Item 2: To ratify the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year.

                       All Funds...................................................................        13

Item 3: To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain other matters.

                       All Funds...................................................................        15

         ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND
         INVESTMENT POLICIES

         3.0    Investment Objectives

                      All Funds....................................................................        16

         3.1    Investment Policies

                       KHI, KGT, KMM, KTF and KST..................................................        17

         REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT

         3.2    Diversification

                (a)    KHI, KGT, KMM, KTF and KST..................................................        17

                (b)    KSM ........................................................................        18

         3.3    Borrowing

                       All Funds...................................................................        18

         3.4    Senior Securities

                       All Funds...................................................................        18

         3.5    Concentration

                       All Funds...................................................................        19

         3.6    Underwriting of Securities

                       All Funds...................................................................        19

         3.7    Investment in Real Estate

                       All Funds...................................................................        20

         3.8    Purchase of Commodities

                       All Funds...................................................................        20

         3.9    Lending

                       All Funds...................................................................        20

                                       3




                              PROPOSAL                                                                   PAGE
         -----------------------------------------------------------------------------------------       ----

         ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER FUNDAMENTAL POLICIES

         3.10   Margin Purchases and Short Sales

                       All Funds...................................................................        21

         3.11   Restricted and Illiquid Securities

                       KGT, KTF and KSM............................................................        21

         3.12   Investment in Other Investment Companies

                       KHI, KGT, KMM and KST.......................................................        22

         3.13   Investment in other than Municipal Securities and Temporary Investments

                       KSM and KTF.................................................................        22

ITEM 1.   ELECTION OF TRUSTEES TO THE BOARDS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

         At the Meeting, shareholders of each Fund will be asked to elect nine individuals to constitute the Board of Trustees of each Fund. Board members are elected annually pursuant to each Trust's Declaration of Trust and By-Laws. The nine individuals nominated for election as Trustees of each Fund were nominated after careful consideration by each Fund's present Board of Trustees. The nominees are listed below. The nine nominees are currently Trustees of each Fund and are currently trustees or directors of other funds advised by DeIM. One of the nominees, Mr. Hale, is a senior executive officer of DeIM and is an "interested person" (an "Interested Person") of the Advisor of the Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), due to the fact that he is an officer of the Advisor. He is referred to as an "Interested Trustee." Each of the remaining eight nominees is not an Interested Person of the Advisor of the Funds within the meaning of the 1940 Act and is referred to as a "Non-interested Trustee," or "Independent Trustee." Together with one Independent Trustee who will be retiring from the Funds' Board coincident with the Meeting (Mr. Fred Renwick), the proposed slate of nominees currently oversees 82 fund portfolios in the Scudder Fund Complex, and is often referred to as the "Chicago Board."

         The persons named as proxies on the enclosed proxy card(s) will vote for the election of all the nominees (as to each relevant Fund) unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the organizational documents of each Fund.

         KTF AND KSM ONLY. As indicated above, holders of the Preferred Shares are entitled to elect two Trustees. Messrs. Hale and Weithers are nominees for election by holders of the Preferred Shares of each Fund. In addition, seven other Trustees are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Ms. Peterson and Messrs. Ballantine, Burnham, Dunaway, Edgar, Freeman and Hoffman are nominees for election by all shareholders.

         All the nominees listed below have consented to serve as Trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. Each nominee and Trustee standing for re-election is listed below. The address of each nominee is c/o Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

NOMINEES FOR ELECTION AS TRUSTEES

                             NON-INTERESTED PERSONS
                             ----------------------


      NAME, AGE, POSITION WITH FUNDS, PRINCIPAL                                         NUMBER OF PORTFOLIOS IN
      OCCUPATION(S) FOR PAST 5 YEARS, AND OTHER         YEAR FIRST BECAME A BOARD         SCUDDER FUND COMPLEX
                    DIRECTORSHIPS                               MEMBER(1)                       OVERSEEN
      -----------------------------------------         -------------------------       -----------------------
JOHN W. BALLANTINE (58), Trustee; Retired; formerly,         2001-All Funds                        82
Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First
National Bank of Chicago (1996-1998); Executive Vice
President and Head of International Banking
(1995-1996); Director, Enron Corporation (energy
trading firm) (effective May 30, 2002); First Oak
Brook Bancshares, Inc., Oak Brook Bank; American
Healthways, Inc. (provider of disease and care
management services); FNB Corporation (bank holding
company).

LEWIS A. BURNHAM (71), Trustee; Retired; formerly,           2001-All Funds                        82
Director of Management Consulting, McNulty & Company
(1990-1998); prior thereto, Executive Vice
President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (67), Trustee; Retired; formerly,          2001-All Funds                        82
Executive Vice President, A.O. Smith Corporation
(diversified manufacturer) (1963-1994).

JAMES R. EDGAR (57), Trustee; Distinguished Fellow,          1999-All Funds                        82
University of Illinois Institute of Government and
Public Affairs (1999-present); formerly, Governor,
State of Illinois (1991-1999); Director, Kemper
Insurance Companies; John B. Sanfilippo & Son, Inc.
(processor/packager/marketer of nuts, snacks and
candy products); Horizon Group Properties, Inc.;
Youbet.com (online wagering platform);
Alberto-Culver (manufactures, distributes, and
markets health and beauty-care products).

PAUL K. FREEMAN (53), Trustee; President, Cook               2002-All Funds                        82
Street Holdings (consulting); Senior Visiting
Research Scholar, Graduate School of International
Studies, University of Denver; Consultant, World
Bank/Inter-American Development Bank; formerly,
Project Leader, International  Institute for Applied
Systems Analysis (1998-2001); Chief Executive
Officer, The Eric Group, Inc. (environmental
insurance) (1986-1998).

                                       6



                             NON-INTERESTED PERSONS
                             ----------------------
      NAME, AGE, POSITION WITH FUNDS, PRINCIPAL                                         NUMBER OF PORTFOLIOS IN
      OCCUPATION(S) FOR PAST 5 YEARS, AND OTHER         YEAR FIRST BECAME A BOARD         SCUDDER FUND COMPLEX
                    DIRECTORSHIPS                               MEMBER(1)                       OVERSEEN
      -----------------------------------------         -------------------------       -----------------------

ROBERT B. HOFFMAN (67), Trustee; Retired; formerly,          2001-All Funds                        82
Chairman, Harnischfeger Industries, Inc. (machinery
for the mining and paper industries) (1999-2000);
prior thereto, Vice Chairman and Chief Financial
Officer, Monsanto Company (agricultural,
pharmaceutical and nutritional/food products)
(1994-1999); Director, RCP Advisors, LLC.

SHIRLEY D. PETERSON (62), Trustee; Retired;                  2001-All Funds                        82
formerly, President, Hood College (1995-2000);
formerly, Partner, Steptoe & Johnson (law firm);
Commissioner, Internal Revenue Service; Assistant
Attorney General (Tax), U.S. Department of Justice;
Director, Federal Mogul Corp. (supplier of
automotive components and subsystems); AK Steel
(steel production); Trustee, Bryn Mawr College;
formerly, Bethlehem Steel Corp.

JOHN G. WEITHERS (70), Trustee; Retired; formerly,           1993-All Funds
Chairman of the Board and Chief Executive Officer,             except KST
Chicago Stock Exchange; Director, Federal Life                  1994-KST                           82
Insurance Company; Chairman of the Members of the
Corporation and Trustee, DePaul University;
formerly, Director, International Federation of
Stock Exchanges, Records Management Systems.

------------------
(1) Each Trustee currently serves on the boards of 31 trusts/corporations comprised of 82 funds.

                                       7




                               INTERESTED PERSON*
                               ------------------

      NAME, AGE, POSITION WITH FUNDS, PRINCIPAL                                         NUMBER OF PORTFOLIOS IN
      OCCUPATION(S) FOR PAST 5 YEARS, AND OTHER         YEAR FIRST BECAME A BOARD         SCUDDER FUND COMPLEX
                    DIRECTORSHIPS                               MEMBER(1)                       OVERSEEN
      -----------------------------------------         -------------------------       -----------------------

RICHARD T. HALE (58), Trustee, Managing Director,            2002-All Funds                        198
Deutsche Investment Management Americas, Inc.,
Deutsche Bank Securities, Inc. and Deutsche Asset
Management (1999-present); Director and President,
Investment Company Capital Corp. (registered
investment advisor) (1996-present); Director,
Deutsche Global Funds, Ltd. (2000-present), CABEI
Fund (2000-present), North American Income Fund
(2000-present)(registered investment companies);
Director, Scudder Global Opportunities Funds (since
2003); Director/Officer, Deutsche/Scudder Mutual
Funds (various dates); President, Montgomery Street
Income Securities, Inc. (registered investment
companies); Vice President, Deutsche Asset
Management  Inc. (2000-present); formerly President
of the Scudder Funds (2003); Director, ISI Family of
Funds (registered investment companies; 4 funds
overseen) (1992-1999).

------------------
* Interested person of the Advisor as defined in the 1940 Act due to his position with the Advisor.
(1) Mr. Hale currently serves on the boards of __ trusts/corporations comprised of ____ registered funds.

         As of December 31, 2003, none of the Non-interested Trustees owned securities beneficially of the Advisor, or any person directly or indirectly controlling, controlled by or under common control with, the Advisor.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES - BOARD AND COMMITTEE MEETINGS

         The primary responsibility of each Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. Each Board proposed for election at the Meeting is comprised of one individual who is an Interested Trustee, and eight individuals who are Independent Trustees. SEC rules require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 89% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of each Fund.

         Each Board meets multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "ICI Best Practices Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

         During calendar year 2003, the Board of each Fund met 8 times. Each then current Trustee attended 100% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2003, except for one former Trustee who resigned on January 1, 2004, who attended 75% of the Board meetings.

         Each Board has an Audit Committee, a Nominating and Governance Committee, a Valuation Committee, an Operations Committee and a Fixed-Income Oversight Committee (each a "Committee" and collectively, the "Committees"). The responsibilities of each Committee are described below. Each Committee has a written charter that delineates the Committee's duties and powers.

AUDIT COMMITTEE

         The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, reviews and discusses each Fund's audited financial statements with management and performs such other tasks as the full Board deems necessary or appropriate. For the 2003 fiscal year for each Fund, the Committee reviewed and discussed the audited financial statements with management. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Funds' independent auditors provided the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditors their firm's independence. Based on its review and discussions with management and the independent auditors of each Fund's financial statements and other written disclosure provided by the independent auditors, the Committee recommended to each Board that the audited financial statements be included in the annual report provided to shareholders for each Fund's 2003 fiscal year. The Committee is comprised of only Non-interested Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") and the Chicago Stock Exchange ("CHX") listing standards applicable to closed-end funds. The members of the Committee are Donald L. Dunaway (Chairman), Lewis A. Burnham and Robert B. Hoffman. The Audit Committee held 10 meetings for all Funds except KHI, KMM, KTF, KSM and KST, which held 11 meetings, during calendar year 2003. A copy of the Audit Committee Charter for each Fund is attached as Appendix 1 hereto.

NOMINATING AND GOVERNANCE COMMITTEE

         Each Board has a Nominating and Governance Committee, comprised of only Non-interested Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Fund's Governance Procedures and Guidelines. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 6 meetings during calendar year 2003. Each Fund's Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, a copy of which is attached as Appendix 2 hereto. The Charter is not currently available on a website. Each member of the Committee is "independent," which means that he or she is not an "interested person" of the Fund, as defined in the 1940 Act.

         When the Board has or expects to have a vacancy, the Nominating and Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates; however, the Committee will review shareholders' recommendations to fill vacancies on the Board if the recommendation is submitted in writing to the

Secretary of the applicable Fund, for the attention of the Chairman of the Nominating and Governance Committee, together with a resume of the candidate.

         The Nominating and Governance Committee's principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience, (b) candidates should exhibit stature commensurate with the responsibility of representing shareholders, (c) candidates should commit to strive for high attendance levels at regular and special Board meetings, and participate in committee meetings as needed, and (d) candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates. In its evaluation of candidates submitted by shareholders, the Nominating and Governance Committee will verify information submitted regarding the candidate and, depending on the results of that verification and the extent to which the candidate otherwise satisfies the criteria for Board candidates, may interview the candidate. If the Board is seeking a candidate to fill a specific need, the Committee will seek to determine whether the candidate possesses the skills and background to fulfill this need.

VALUATION COMMITTEE

         Each Board has a Valuation Committee, comprised of both Interested and Non-interested Trustees, which reviews Valuation Procedures adopted by each Board, determines the fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Currently, the members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. The Valuation Committee held 2 meetings for all Funds during calendar year 2003.

OPERATIONS COMMITTEE

         Each Board has an Operations Committee, comprised of only Non-interested Trustees, which oversees the operations of the Funds, such as reviewing each Fund's administrative fees and expenses, portfolio transaction policies, and custody and transfer agency arrangements. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held 7 meetings during calendar year 2003.

FIXED-INCOME OVERSIGHT COMMITTEE

         Each Board has a Fixed-Income Oversight Committee, comprised of only Non-interested Trustees, which oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. Currently, the members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chairman), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held 5 meetings during calendar year 2003.

SHAREHOLDER COMMUNICATION WITH THE TRUSTEES

         The Board of each Fund provides a process for shareholders to send communications to the Board. (These communications do not include shareholders' proposals described below under "Miscellaneous - Proposals of Shareholders.") Correspondence should be sent by U.S. mail or courier service to the Funds' Secretary, Two International Place, Boston, Massachusetts 02110-4103, who will forward it to the Lead Independent Trustee (currently Ms. Peterson) if addressed to the Board, or to a specific Trustee if addressed to that Trustee.

COMPENSATION OF TRUSTEES

         Each Fund pays its Independent Trustees a monthly retainer, paid on a quarterly basis, plus expenses, and an attendance fee for each Board meeting and Committee meeting attended. As reflected above, the Trustees currently serve as board members of various investment companies for which DeIM serves as investment manager. DeIM supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services. Several of the officers and one of the Trustees are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to DeIM, although the Funds make no direct payments to them. The Trustee and officers of a Fund who are "Interested Persons" receive no compensation from such Fund. The Non-interested Trustees are not entitled to benefits under any pension or retirement plan. The Board of Trustees of each Fund established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds managed by the Advisor ("Shadow Shares"). Mr. Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in Appendix 3 in the Trustees' share ownership.

         The table below shows, for each Trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during the 2003 calendar year and the total compensation that the funds advised by DeIM or its affiliates (collectively, the "Scudder Fund Complex") paid or accrued during calendar year 2003.


                                                                                                          AGGREGATE
                                                                                                         COMPENSATION
                                                                                                             FROM
                                                                                                         SCUDDER FUND
                                                AGGREGATE COMPENSATION FROM FUND                        COMPLEX (3)(4)
                              ----------------------------------------------------------------------    --------------
      NAME OF TRUSTEE          KHI          KGT          KMM           KTF         KSM         KST
--------------------------    ------      ------       ------        ------       ------      ------    --------------
John W. Ballantine........    $2,542      $3,018       $2,542        $3,864       $2,369      $1,495      $218,350
Lewis A. Burnham..........    $2,650      $3,180       $2,610        $4,000       $2,500      $1,620      $209,620
Donald L. Dunaway.........    $2,768      $3,205       $2,690        $4,290       $2,538      $1,585      $239,200
James R. Edgar(1).........    $2,190      $2,610       $2,190        $3,330       $2,100      $1,350      $175,210
Paul K. Freeman...........    $2,463      $2,936       $2,464        $3,762       $2,318      $1,471      $194,280
Robert B. Hoffman.........    $2,371      $2,772       $2,371        $3,603       $2,261      $1,460      $189,160
Shirley D. Peterson(2)....    $2,585      $3,183       $2,586        $4,018       $2,492      $1,569      $207,790
Fred B. Renwick...........    $2,280      $2,700       $2,280        $3,420       $2,160      $1,380      $183,940
John G. Weithers..........    $2,305      $2,773       $2,306        $3,588       $2,212      $1,419      $185,380

------------------
(1) Includes deferred fees for Governor Edgar. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of selected funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in Shadow Shares) payable from the Funds to Governor Edgar are as follows: $6,415, $7,508, $6,184, $10,544, $6,474 and $4,061 from KHI, KGT, KMM, KTF, KSM and KST, respectively.
(2) Includes $19,020 in annual retainer fees in Ms. Peterson's role as Lead Independent Trustee.
(3) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds. Each Trustee currently serves on the boards of 31 trusts/corporations in the Scudder Fund Complex, comprised of 82 funds.

                                       11




(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with amending the administrative services agreements and the transfer agency agreements and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

         Each Fund recently adopted a policy that the Board generally should be represented at annual shareholder meetings by at least one Trustee. No Trustee attended the Funds' annual meeting held on May 29, 2003.

FUND OFFICERS

         Information about the executive officers of each Fund, with their respective ages, terms as Fund officers indicated and principal occupation for the past five years, is set forth below.

         Richard T. Hale (58), Chief Executive Officer of each Fund since 11/19/03. Mr. Hale is a Managing Director of Deutsche Investment Management Americas, Inc., Deutsche Asset Management (1999-present) and Deutsche Bank Securities, Inc. (1999-present); Director and President, Investment Company Capital Corp. (registered investment adviser) (1996-present); Director, Deutsche Global Funds, Ltd. (2000-present), CABEI Fund (2000-present), North American Income Fund (2000-present) (registered investment companies); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (registered investment companies); Vice President, Deutsche Asset Management Inc. (2000-present); formerly, President of each Fund (2003); Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).

         Brenda Lyons (40), President of each Fund since 12/01/03. Ms. Lyons is also a Managing Director of Deutsche Asset Management.

         Philip J. Collora (58), Vice President of each Fund except KST since 2/1/90 and KST since 3/2/90, and Assistant Secretary of each Fund since 1/24/01. Mr. Collora is a Director of Deutsche Asset Management.

         Kenneth Murphy (40), Vice President of each Fund since 1/15/03. Mr. Murphy is also a Vice President of Deutsche Asset Management (2001-present) and formerly, a Director of John Hancock Signature Services (1992-2001).

         Charles A. Rizzo (46), Treasurer of each Fund since 11/20/02. Mr. Rizzo is also a Managing Director of Deutsche Asset Management (February 2004-present) and formerly, Director of Deutsche Asset Management (2000-2004); Vice President and Fund Accounting Department Head of BT Alex. Brown Incorporated (now Deutsche Bank Securities, Inc.) (1998-1999); and a Senior Manager of Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

         Salvatore Schiavone (37), Assistant Treasurer of each Fund since 5/14/03. Mr. Schiavone is also a Director of Deutsche Asset Management.

         Lucinda H. Stebbins (57), Assistant Treasurer of each Fund since 5/14/03. Ms. Stebbins is also a Director of Deutsche Asset Management.

         Kathleen Sullivan D'Eramo (46), Assistant Treasurer of each Fund since 5/14/03. Ms. D'Eramo is also a Director of Deutsche Asset Management.

         John Millette (41), Secretary of each Fund since 9/26/01. Mr. Millette is also a Director of Deutsche Asset Management.

         Daniel O. Hirsch (49), Assistant Secretary of each Fund since 4/5/02. Mr. Hirsch is also a Managing Director of Deutsche Asset Management (2002-present); a Director of Deutsche Global Funds Ltd. (2002-present); and formerly, a Principal of BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999).

         Caroline Pearson (41), Assistant Secretary of each Fund since 1/21/98. Ms. Pearson is a Managing Director of Deutsche Asset Management.

         Lisa Hertz (33), Assistant Secretary of each Fund since 9/26/03. Ms. Hertz is also an Assistant Vice President of Deutsche Asset Management.

         The officers of each Fund are elected by the Board of each Fund on an annual basis to serve until their successors are elected and qualified.

         SHAREHOLDERS. As of December 31, 2003, each executive officer, nominee and Trustee of each Fund individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund. Appendix 1 hereto lists the dollar range and amount of shares of each Fund owned directly or beneficially owned by each Trustee and nominee of the Funds individually and as a group with the executive officers of each Fund. As of December 31, 2003, the Trustees and executive officers did not own any Preferred Shares of KTF or KSM. As of December 31, 2003, no person is known to any Fund to have owned beneficially more than 5% of any class of shares of any Fund.

         SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Trustees, the Advisor, affiliated persons of the Advisor and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2003 (December 31, 2003 for KGT), all filings were timely, except that Phil Condon filed a Form 4 late for KTF; Sean McCaffrey filed a Form 3 late for KMM; Edwin Guiterrez, Karl Sternberg, James Knell, Simon Kempton, Annette Fraser, David Haysey, Stephen Illot, Matthew Linsey, Alexander Tedder and Brett Diment (current and former officers and directors of the sub-advisor) each filed a Form 3 late for KGT; and Brenda Lyons filed a Form 3 late for all Funds.

         INVESTMENT MANAGER. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), 345 Park Avenue, New York, NY 10154, serves as each Fund's investment adviser and manager pursuant to an investment management agreement. Deutsche Asset Management Investment Services Ltd., One Appold Street, London, England, serves as the subadviser for Scudder Multi-Market Income Trust, Scudder Strategic Income Trust and Scudder Intermediate Government & Agency Trust pursuant to subadvisory agreements with the Advisor.

         On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ("Scudder"). Scudder became part of Deutsche Asset Management and changed its name to DeIM. The combined organization is, as of December 31, 2003, the ______ largest asset manager in the world, with approximately $______ billion in assets under management as of December 31, 2003. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset Management family of funds and the Scudder funds have been integrated into a single fund complex, the Scudder Investments family of funds, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide.

ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR EACH FUND.

         Each Board, including the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent auditors to audit the books and records of each Fund for the current fiscal year, and recommends that shareholders ratify such selection. E&Y has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of E&Y as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of E&Y is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

         The following table shows fees paid to E&Y by each Fund during that Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committees for the Advisor and certain entities controlling, controlled by, or under common control with the Advisor that provide ongoing services to the Fund (collectively, the "Advisor Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board will review, at least annually, whether E&Y's receipt of non-audit fees from the Fund, DeIM and all Advisor Entities is compatible with maintaining E&Y's independence.



                             AUDIT FEES(1)      AUDIT RELATED FEES(2)             TAX FEES(3)          ALL OTHER FEES(4)
                             -------------      ---------------------             -----------          -----------------
                                                          ADVISOR                ADVISOR                          ADVISOR
                             FUND               FUND      ENTITIES     FUND      ENTITIES              FUND       ENTITIES
   NAME OF FUND              ----               ----      --------     ----      --------              ----       --------
---------------------        --------------     ------------------     ------------------              -------------------
Scudder High Income
   Trust
   2002...............       $38,008            $0        $212,800     $ 6,707   $0                    $0          $0
   2003...............       $40,881            $0        $112,900     $ 8,266   $0                    $364        $0
Scudder Intermediate
   Government &
   Agency Trust
   2002...............       $35,951            $0        $212,800     $ 6,344   $0                    $0          $0
   2003...............       $32,364            $0        $112,900     $ 7,231   $0                    $364        $0
Scudder Multi-Market
   Income Trust
   2002...............       $35,483            $0        $212,800     $ 6,262   $0                    $0          $0
   2003...............       $40,882            $0        $112,900     $ 8,267   $0                    $364        $0
Scudder Municipal
   Income Trust
   2002...............       $56,801            $0        $212,800     $10,024   $0                    $0          $0
   2003...............       $40,845            $0        $112,900     $ 6,687   $0                    $364        $0
Scudder Strategic
   Municipal Income
   Trust
   2002...............       $55,679            $0        $212,800     $9,826    $0                    $0          $0
   2003...............       $39,494            $0        $112,900     $6,687    $0                    $364        $0
Scudder Strategic
   Income Trust
   2002...............       $38,849            $0        $212,800     $6,856    $0                    $0          $0
   2003...............       $39,099            $0        $112,900     $6,617    $0                    $364        $0

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of each Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3)     "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

         Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Advisor Entities with respect to operations and financial reporting of the Fund. There are several de minimis exceptions. The Chairman of the Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. Pre-approval of non-audit services described in item (i) is not required if the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided. Pre-approval of non-audit services described in item (ii) is not required if the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Advisor or any Advisor Entities providing ongoing services to the Fund, to the independent auditors during the fiscal year in which the non-audit services are provided.

         All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Funds and to the Advisor Entities for the two most recent fiscal years for each Fund.


                       KHI            KGT             KMM            KTF             KSM            KST
                       ---            ---             ---            ---             ---            ---
2002                $  970,199      $  969,836     $  969,754      $  973,516     $  973,318     $  970,348
2003                $3,750,630      $3,749,595     $3,750,631      $3,749,051     $3,749,051     $3,748,981

         In assessing E&Y's independence, the Audit Committee considers the opinions of Fund management.

ITEM 3. APPROVAL OF THE MODIFICATION OR ELIMINATION OF CERTAIN INVESTMENT POLICIES AND THE ELIMINATION OF THE SHAREHOLDER APPROVAL REQUIREMENT AS TO CERTAIN OTHER MATTERS.

 THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSAL DISCUSSED BELOW FOR EACH APPLICABLE FUND.

         The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies. The purposes of this proposal are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Boards that some of the Funds' fundamental policies that are not required to be such under the 1940 Act were adopted in the past to reflect industry conditions at the time and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of each Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for a Fund and its shareholders. The proposal is described in more detail below.

         This proposal is sub-divided into the following three sections:

         (1) Elimination of Shareholder Approval Requirement to Amend Investment Objectives and Investment Policies. All of the Funds listed below currently require shareholder approval to amend investment objectives and certain investment policies. The first section of this proposal seeks shareholder approval of the elimination of the shareholder approval requirement for amending (a) "investment objectives" and (b) "investment policies" which are not otherwise specifically identified as fundamental. Eliminating the shareholder approval requirement for amending the investment objective (or objectives) of a Fund is intended to enhance the Fund's investment flexibility in the event of changing circumstances. Additionally, management believes that currently it is difficult to determine precisely which policies are fundamental on the basis of the language in the Funds' Prospectuses and, if applicable, Statements of Additional Information, thus creating uncertainty and restricting the Funds' investment flexibility and their ability to respond to changing regulatory and industry conditions.

         (2)   Revision of Fundamental Policies Mandated by the 1940 Act.
Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy. Each proposed revision is, in general, intended to provide the Funds' Boards with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Funds' policies.

         (3)   Elimination of Shareholder Approval Requirement to Change
Other Fundamental Policies. This proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Boards of the Funds anticipate adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Boards the elimination of several of them as being inappropriate or unnecessary under current conditions.

         Each proposed policy is identified in bold-type below, together with a list of Funds whose shareholders' vote is required.

         Each Fund's current fundamental policies are set forth in Appendix 4. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by a Board, will be reflected in each Fund's next annual shareholder report and other disclosure documents. Any change in the method of operation of a Fund will require prior Board approval. Except as specifically indicated below, the Board of each Fund does not presently intend to change the investment objective(s) or make any significant changes to its basic investment policies.

         Approval of each item of this proposal with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of (A) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or
(B) more than 50% of the outstanding voting securities of a Fund. If the shareholders of any Fund fail to approve the proposed modification or elimination of policies or the elimination of the shareholder approval requirement as to a matter, the current policy or approval requirement will remain in effect.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

Investment Objectives
---------------------

PROPOSAL 3.0: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE INVESTMENT OBJECTIVE(S) OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

This proposal applies to all Funds.

         Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen each Fund's ability to respond to changing circumstances. The Board of each Fund does not presently intend to modify any investment objective, and would disclose any changes to applicable shareholders in the next annual report to shareholders following the change.

Investment Policies
-------------------

PROPOSAL 3.1: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THE "INVESTMENT POLICIES" OF THAT FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL EXCEPT AS OTHERWISE PROVIDED IN THIS PROXY STATEMENT.

This proposal applies to:

                        KHI                   KGT                     KMM
                        KTF                   KST


         This proposal is intended to provide the Funds with clarity of disclosure and the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder approval requirement for amending "investment policies" which are not specifically identified as fundamental. The Funds' Prospectuses currently contain a statement that characterizes some or all of the "investment policies" of a Fund as fundamental. Management believes that these current statements are overbroad and, therefore, create difficulty for portfolio managers in operating a Fund and for current or potential shareholders of a Fund in determining which policies of the Fund are fundamental. The current statements also unnecessarily restrict a Fund's flexibility and may make it more difficult to respond to changing conditions. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Board of a Fund to modify its investment policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Fund's investment objective and its clearly-identified fundamental policies.

REVISION OF FUNDAMENTAL POLICIES MANDATED BY THE 1940 ACT

Diversification
---------------

PROPOSAL 3.2(a): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL REMAIN A "DIVERSIFIED" FUND UNDER THE 1940 ACT, BUT WILL NOT BE SUBJECT TO ADDITIONAL REQUIREMENTS THAT ARE MORE RESTRICTIVE THAN THE 1940 ACT.

This proposal applies to:

                        KHI                   KGT                     KMM
                        KTF                   KST

         Each Fund identified above is currently classified as a diversified, closed-end investment company. Under the 1940 Act, a "diversified" Fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies. Currently, each Fund also has adopted additional diversification policies. Each Fund, with respect to 75% of the value of its total assets, may not invest more than 5% of the value of its total assets in the securities of any one issuer, and with respect to 100% of the value of its total assets, may not purchase more than 10% of the securities of any one issuer. Each of the Funds' policies includes an exception for U.S. Government securities.

         Accordingly, the elimination of the additional diversification policies for a Fund means that the Fund must comply with only the 1940 Act diversification requirements. As a result, the elimination of the additional diversification policies that apply to 75% of the value of a Fund's total assets will not represent a substantive change to that Fund's diversification requirements. However, the elimination of the additional diversification policies that apply to 100% of the value of a Fund's total assets will cause that Fund to have less restrictive diversification requirements.

PROPOSAL 3.2(b): IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF KSM, IT WILL REMAIN A "NON-DIVERSIFIED" FUND UNDER THE 1940 ACT BUT WILL ELIMINATE AS FUNDAMENTAL THE CURRENT DIVERSIFICATION POLICIES.

This proposal applies to:  KSM.


         KSM has elected to be classified as a non-diversified, closed-end investment company. Consequently, the Fund has no diversification requirements under the 1940 Act. However, the Fund currently has diversification policies that restrict the Fund, with respect to 50% of the value of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer, and with respect to the other 50% of its total assets, from investing more than 25% of the value of its total assets in the securities of any one issuer. These diversification policies reflect the requirements of the Internal Revenue Code of 1986, as amended, for a fund to qualify for the favorable tax status as a "regulated investment company." Whether or not this proposal is approved by shareholders, the Fund intends to continue to meet these requirements.

Borrowing
---------

PROPOSAL 3.3: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

         This proposal applies to all Funds.

         The current policy of KTF and KSM prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case each may borrow up to one-third of the value of its total assets. The current policy of KGT prohibits borrowing except to repurchase shares, and the current policy of KGT and KST prohibits borrowing unless immediately after each such borrowing there is asset coverage of at least 300% (including the proceeds of such borrowing). The current policy of KHI and KMM prohibits borrowing except to the extent permitted by applicable law. Although these Funds' current policies are essentially the same as the proposed policies, the Funds are participating in this proposal so as to standardize the Funds' policies.

         The proposed policy would permit each Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Fund would be permitted to borrow up to an amount equal to 33 1/3% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. To the extent a Fund borrows for leverage, such borrowings increase the Fund's volatility and the risk of loss in a declining market. The Advisor intends to recommend to the Board of KGT that, if this proposal is approved, KGT be authorized to borrow for leverage purposes.

Senior Securities
-----------------

PROPOSAL 3.4: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

         The current policy of KHI and KGT prohibits the issuance of senior securities, except for borrowing, and excludes collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin, from the definition of senior securities. The current policy of KMM prohibits the issuance of senior securities, as defined in the 1940 Act, other than (i) preferred shares, (ii) short or intermediate term notes, (iii) borrowing or (iv) transactions involving futures contracts or the writing of options. The current policy of KTF and KSM prohibits the issuance of senior securities, as defined in the 1940 Act, other than (i) preferred shares,
(ii) borrowings or (iii) transactions involving futures contracts or the writing of options. The current policy of KST prohibits the issuance of senior securities, as defined in the 1940 Act, other than (i) borrowings, including reverse repurchase agreements and (ii) transactions involving futures contracts or the writing of options.

Concentration
-------------

PROPOSAL 3.5: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

         While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

         Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Fund's total assets being invested in the same industry. For each of the Funds, there are exceptions for U.S. Government securities and/or state securities. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications recognized by the SEC, or some combination thereof. Because a fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of a Fund.

Underwriting of Securities
--------------------------

PROPOSAL 3.6: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT ENGAGE IN THE BUSINESS OF UNDERWRITING SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT A FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

This proposal applies to all Funds.

         The proposed underwriting policy has been re-worded without making any material changes.

Investment in Real Estate
-------------------------

PROPOSAL 3.7: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES, OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES.

This proposal applies to all Funds.

         The proposed real estate policy re-words the current policies without making any material changes. The policies of KHI and KGT currently also prohibit investment in interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of the business of the Funds.

Purchase of Commodities
-----------------------

PROPOSAL 3.8: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

This proposal applies to all Funds.

         The Funds' current policies prohibit the purchase or sale of commodities or commodity contracts. These policies may contain exceptions for financial futures contracts and options on such contracts, and foreign currency transactions. Under the proposed policy, each Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities and would be permitted, subject to Board approval, to engage in transactions in financial futures and related options and foreign currency transactions for hedging and non-hedging purposes.

Lending
-------

PROPOSAL 3.9: IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF A FUND, THAT FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

This proposal applies to all Funds.

         Each Fund's current lending policy prohibits making loans to others. There may be exceptions for loans of portfolio securities and to the extent the entry into repurchase agreements, the purchase of debt securities or interests in indebtedness in accordance with a Fund's investment objective(s) and policies are deemed to be loans. The proposed policy, unlike the current policies, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the Funds advised by DeIM could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. Each of the Funds believes that the flexibility provided by this policy change could possibly reduce the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's particular circumstances.

ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO CHANGE OTHER FUNDAMENTAL POLICIES

         The policies listed below (Margin Purchases and Short Sales, Restricted and Illiquid Securities, Investment in other Investment Companies and Investment other than in Municipal Securities and Temporary Investments) reflected industry conditions at the time. Management believes that each of these policies should be eliminated as a fundamental policy in the interest of simplicity and flexibility. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Boards that they eliminate these policies entirely as being unnecessary.

Margin Purchases and Short Sales
--------------------------------

PROPOSAL 3.10: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON MARGIN PURCHASES AND SHORT SALES.

This proposal applies to all Funds.

         Each Fund is currently either prohibited from (1) making purchases on margin and/or making short sales, except for options transactions, unless the Fund has the right to obtain securities equivalent in kind and amount to those sold and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time, (2) making margin purchases and short sales, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures, currency, interest rate and other hedging transactions, and options transactions, or (3) writing or purchasing put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put. If elimination of this restriction is approved by shareholders, each Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit a Fund to borrow money only as permitted by applicable law.

Restricted and Illiquid Securities
----------------------------------

PROPOSAL 3.11: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON THE PURCHASE OF RESTRICTED AND ILLIQUID SECURITIES.

This proposal applies to:

                        KGT                   KTF                     KSM

         Each Fund is currently prohibited from entering into repurchase agreements or purchasing securities if, as a result: (1) more than 20% of the Fund's total assets would be invested in illiquid securities or restricted securities; or (2) more than 10% of total assets would be invested in repurchase agreements maturing in more than seven days.

Investment in other Investment Companies
----------------------------------------

PROPOSAL 3.12: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT IN OTHER INVESTMENT COMPANIES.

This proposal applies to:

       KHI                KGT                KMM                  KST

         The Funds are currently prohibited from purchasing securities of other investment companies, if more than 3% of the outstanding voting stock of such investment company would be held by a Fund; if more than 5% of total assets of a Fund would be invested in any such investment company; or if a Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets. The 1940 Act limits a fund's ability to invest in other investment companies.

Investment other than in Municipal Securities and Temporary Investments
-----------------------------------------------------------------------

PROPOSAL 3.13: IF THIS PROPOSAL IS ADOPTED BY THE SHAREHOLDERS OF A FUND, THAT FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON INVESTMENT OTHER THAN IN MUNICIPAL SECURITIES AND TEMPORARY INVESTMENTS.

This proposal applies to:

                          KSM                  KTF

         The Funds are currently prohibited from purchasing securities or from the making of investments other than in municipal securities and temporary investments. Management believes that this policy is not meaningful.

MISCELLANEOUS

         GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Funds, including any additional solicitation made by letter, telephone, facsimile or made electronically. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally. The Funds have engaged Georgeson Shareholder Communications Inc. ("GSC") to assist in the solicitation of proxies at a total estimated cost of $________ per Fund plus expenses. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and will subject the Fund to additional expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of GSC if their votes have not yet been received. Authorization to permit GSC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact GSC toll free at (___) ___-____. Any proxy given by a shareholder is revocable until voted at the Meeting.

         PROPOSALS OF SHAREHOLDERS. It is currently anticipated that the 2005 annual meeting of shareholders will be held in May. A shareholder wishing to submit a proposal for inclusion in a Fund's proxy statement for the 2005 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December __, 2004 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such notice received no later than February __, 2005 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.

         OTHER MATTERS TO COME BEFORE THE MEETING. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund(s).

         VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted in favor of each Item referred to in this Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting.

         Item 1, election of Trustees for a Fund, requires a plurality vote of the shares of such Fund voting at the Meeting. As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Trustees and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the seven remaining Trustees. Item 2, ratification of the selection of independent auditors for a Fund, requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting.
Item 3, approval of modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to other matters, requires the affirmative vote of a majority of outstanding voting securities of the particular Fund. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On
Item 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. On Item 3, abstentions and broker non-votes will not be counted as votes cast and will have the effect of a "no" vote.

         At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 50% of the shares of that Fund were represented. In the event that the necessary quorum to transact business or the vote required to approve any Item is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Item. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Item and will vote against any such adjournment those proxies to be voted against that Item. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         HOUSEHOLDING INFORMATION. Each Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. In order to reduce the amount of mail you receive and to help reduce expenses of the Funds, we generally send a single copy of annual reports and proxy statements to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you are receiving multiple copies of these documents and you want to request delivery of a single copy, please contact the Advisor at
(800) 621-1048, or write to the Advisor at 222 South Riverside Plaza, Chicago, Illinois 60607.

         A COPY OF A FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO SUCH FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING (800) 621-1048.

         THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ITEMS 1, 2 AND 3.

         PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards,


___________________________________________
John Millette
Secretary

                                   APPENDIX 1

                             AUDIT COMMITTEE CHARTER




                                     A-1-1

                                   APPENDIX 2

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER




                                     A-2-1

                                   APPENDIX 3

                          TRUSTEE/NOMINEE SHAREHOLDINGS

         Many of the Trustees/Nominees own shares of funds in the Scudder Fund Complex, allocating their investments among such funds based on their individual needs. The following table sets forth, for each Trustee/Nominee, as of December 31, 2003, the number of shares beneficially owned in each Fund, the dollar range of securities owned in each Fund, and the aggregate dollar range of all shareholdings in all funds advised by DeIM for which such person is a board member or nominee. As of December 31, 2003, each Trustee/Nominee individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund.


                                           NON-INTERESTED PERSONS
                                           ----------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                       NUMBER OF         DOLLAR RANGE OF         SECURITIES OWNED IN ALL
                                     SHARES OWNED       SECURITIES OWNED        FUNDS IN THE SCUDDER FUND
     NAME OF TRUSTEE/NOMINEE         IN EACH FUND         IN EACH FUND         COMPLEX OVERSEEN BY TRUSTEE
----------------------------      -----------------     ----------------        ---------------------------
John W. Ballantine, Trustee       KHI - 0                     None                    Over $100,000
                                  KGT - 0                     None
                                  KMM - 0                     None
                                  KSM - 0                     None
                                  KST - 0                     None
                                  KTF - 0                     None

Lewis A. Burnham, Trustee         KHI - 0                     None                    Over $100,000
                                  KGT - 0                     None
                                  KMM - 0                     None
                                  KSM - 0                     None
                                  KST - 0                     None
                                  KTF - 0                     None

Donald L. Dunaway, Trustee        KHI - 0                     None                    Over $100,000
                                  KGT - 0                     None
                                  KMM - 0                     None
                                  KSM - 0                     None
                                  KST - 0                     None
                                  KTF - 0                     None

James R. Edgar, Trustee           KHI - 0                     None                    Over $100,000*
*Reflects shadow shares held by   KGT - 0                     None
Governor Edgar pursuant to the    KMM - 0                     None
Deferred Compensation Plan.       KSM - 0                     None
                                  KST - 0                     None
                                  KTF -0                      None

Paul K. Freeman, Trustee          KHI - 0                     None                    Over $100,000
                                  KGT - 0                     None
                                  KMM - 0                     None
                                  KSM - 0                     None
                                  KST - 0                     None
                                  KTF - 0                     None

                                     A-3-1




                                           NON-INTERESTED PERSONS
                                           ----------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                       NUMBER OF         DOLLAR RANGE OF         SECURITIES OWNED IN ALL
                                     SHARES OWNED       SECURITIES OWNED        FUNDS IN THE SCUDDER FUND
     NAME OF TRUSTEE/NOMINEE         IN EACH FUND         IN EACH FUND         COMPLEX OVERSEEN BY TRUSTEE
----------------------------      -----------------     ----------------        ---------------------------

Robert B. Hoffman, Trustee        KHI - 0                     None                    Over $100,000
                                  KGT - 0                     None
                                  KMM - 0                     None
                                  KSM - 0                     None
                                  KST - 0                     None
                                  KTF - 0                     None

Shirley D. Peterson, Trustee      KHI - 0                     None                    Over $100,000
                                  KGT - 0                     None
                                  KMM - 0                     None
                                  KSM - 0                     None
                                  KST - 0                     None
                                  KTF - 0                     None

John G. Weithers, Trustee         KHI - 2,700                 $10,001 - $50,000       Over $100,000
                                  KGT - 1,400                 $1 - $10,000
                                  KMM - 1,200                 $10,001 - $50,000
                                  KSM -                       $1 - $10,000
                                  Preferred - 0
                                  Common - 400
                                  KST - 1,300                 $10,001 - $50,000
                                  KTF -                       $1 - $10,000
                                  Preferred - 0
                                  Common - 500


                                     A-3-2




                                INTERESTED PERSON
                                -----------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                       NUMBER OF         DOLLAR RANGE OF         SECURITIES OWNED IN ALL
                                     SHARES OWNED       SECURITIES OWNED        FUNDS IN THE SCUDDER FUND
     NAME OF TRUSTEE/NOMINEE         IN EACH FUND         IN EACH FUND         COMPLEX OVERSEEN BY TRUSTEE
----------------------------      -----------------     ----------------        ---------------------------

Richard T. Hale, Trustee          KHI - 0                     None                    Over $100,000
                                  KGT - 0                     None
                                  KMM - 0                     None
                                  KSM - 0                     None
                                  KST - 0                     None
                                  KTF - 0                     None


         As of December 31, 2003, the Trustees and executive officers of the Funds as a group owned beneficially the following shares of each Fund: [TO BE UPDATED]

                  SHARES
               BENEFICIALLY
  FUND            OWNED
--------       -------------

KHI -
KGT -
KMM -
KTF -
KSM -
KST -

------------------
1    Common Shares

                                     A-3-3

                                   APPENDIX 4

             CURRENT FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

                        SCUDDER HIGH INCOME TRUST ("KHI")

INVESTMENT OBJECTIVES
---------------------

KHI has the following fundamental objectives:

         1. The Fund seeks, through a professionally managed, diversified portfolio of income-producing securities, the highest current income obtainable consistent with reasonable risk as determined by the Fund's investment advisor.

         2. As a secondary objective, the Fund seeks capital gains where consistent with its primary objective.

INVESTMENT POLICIES
-------------------

All of KHI's investment policies (as well as its objective and its restrictions) have been designated as "fundamental." Specifically, as a matter of fundamental policy, at least 65% of the Fund's assets will, in normal circumstances, be invested in securities which provide the potential to result in high income to the Fund, but which have speculative characteristics such as lower credit quality, currency exchange risk, liquidity constraints and/or risk associated with related options and hedging activities.

KHI may not, as a fundamental policy:

                  1. borrow money except to the extent permitted by applicable law;

                  2. purchase any security or evidence of interest therein on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with currency, interest rate and other hedging transactions and options [described in its prospectus dated April 21, 1988];

                  3. underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1993 in selling a portfolio security;

                  4. purchase or sell real estate (except that the Fund may invest in securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate), interests in oil, gas or mineral leases, commodities or commodity contracts (except for hedging transactions and except for investments in the securities of issuers which invest in or sponsor such programs) in the ordinary course of the business of the Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

                  5. invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply with respect to investments in U.S. Government securities;

                                     A-4-1

                  6. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

                  7. except for the borrowing provided in Paragraph (1), issue any "senior security" as that term is defined in the 1940 Act (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

                  8. make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objectives, policies and restrictions;

                  9. except for options transactions, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options); and

                  10. invest in the securities of any other investment company, if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets.

                                     A-4-2

              CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                  SCUDDER INTERMEDIATE GOVERNMENT TRUST ("KGT")

INVESTMENT OBJECTIVE
--------------------

The Fund has the following fundamental objective:

         The Fund's investment objective is to provide high current income consistent with preservation of capital by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

INVESTMENT POLICIES
-------------------

All of KGT's investment policies (as well as its objective and its restrictions) are fundamental including, in particular, that:

                  At least 65% of the Fund's assets will, in normal circumstances, be invested in U.S. Government Securities. U.S. Government Securities shall include the following: U.S. Treasury Securities, Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities, Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities, and Zero Coupon U.S. Government Securities. Options, futures and options on futures will not be counted for purposes of satisfying the 65% policy;

                  The Fund will maintain a dollar weighted average portfolio maturity of between three and ten years; and

                  The Fund will seek to enhance income by writing options on U.S. Government Securities and foreign government securities and on indices based on U.S. Government Securities and foreign government securities and may engage in interest rate, foreign currency and other hedging transactions.

KGT may not, as a matter of fundamental policy:

                  1. borrow money, except the Fund may borrow to repurchase shares of the Fund if, after each such borrowing, the ratio which the value of the total assets of the Fund less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of senior securities representing indebtedness of the Fund is at least 300%. To the extent the Fund engages in any such borrowings, it will be in a leveraged position;

                  2. purchase any security or evidence of interest therein on margin except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with currency, interest rate and other hedging transactions and options [described in its prospectus dated July 21, 1988].

                  3. underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                                     A-4-3

                  4. invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the securities is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 20% of the Fund's assets (taken at market value) would be invested in such securities. For purposes of this restriction, repurchase agreements not terminable within seven days will be deemed illiquid;

                  5. purchase or sell real estate (except that the Fund may invest in securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate), interests in oil, gas or mineral leases, commodities or commodity contracts (except for hedging transactions and except for investments in the securities of issuers which invest in or sponsor such programs) in the ordinary course of the business of the Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

                  6. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to U.S. Government Securities or to the investment of 25% of its total assets;

                  7. except for the borrowing provided in Paragraph (1), issue any "senior security" as that term is defined in the 1940 Act (for the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements meeting applicable SEC requirements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

                  8. make loans to other persons except through the lending of its portfolio securities and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions;

                  9. except for options transactions, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

                  10. invest in the securities of any other investment company, if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets; and

                  11. invest more than 25% of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies, authorities and instrumentalities of the U.S. Government.

                                     A-4-4

              CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                    SCUDDER MULTI-MARKET INCOME TRUST ("KMM")

INVESTMENT OBJECTIVE
--------------------

KMM has the following fundamental objective:

         The Fund's investment objective is to provide high current income consistent with prudent total return asset management.

INVESTMENT POLICIES
-------------------

All of KMM's investment policies (as well as its objective and its restrictions) are fundamental.

KMM may not, as a fundamental policy:

                  1. issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) short or intermediate term notes which immediately after issuance will have asset coverage of at least 300%, (iii) the borrowings described under subparagraph 10 below or (iv) transactions involving futures contracts or the writing of options within the limits described herein;

                  2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated January 23, 1989];

                  3. underwrite any issue of securities, except to the extent that the purchase of securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

                  4. invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                  5. purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein;

                  6. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its prospectus dated January 23, 1989];

                  7. make loans, other than by lending portfolio securities and by entering into repurchase agreements and through the purchase of securities or temporary investments in accordance with its investment objective, policies and limitations;

                  8. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets;

                                     A-4-5

                  9. invest in the securities of any other investment company (including a private issuer of collateralized mortgage obligations operating under an SEC order exempting it from registration as an investment company under the 1940 Act), if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets; or

                  10. borrow money except to the extent permitted by applicable law.

                                     A-4-6

              CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                     SCUDDER MUNICIPAL INCOME TRUST ("KTF")

INVESTMENT OBJECTIVE
--------------------

KTF has the following fundamental objective:

         The Fund's investment objective is to provide a high level of current income exempt from federal income tax.

INVESTMENT POLICIES
-------------------

As a matter of fundamental policy:

         The Fund will invest substantially all of its net assets in tax-exempt municipal securities valued at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated municipal securities which in the opinion of the Advisor have credit characteristics equivalent to, and will be of comparable quality to, municipal securities rated within the four highest grades by Moody's or S&P. The Fund may not invest more than 20% of its net assets in such unrated municipal securities.

         The Fund intends to emphasize investments in municipal securities with long term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment. The Advisor expects that the Fund's portfolio will be primarily invested in securities with maturities ranging from 10 to 30 years with an average weighted maturity of 20-25 years.

         During temporary defensive periods, the Fund may invest any percentage of its net assets in taxable temporary investments. The Fund will invest only in temporary investments which are U.S. Government securities or securities rated within the two highest grades by Moody's or S&P, and which mature within one year from the date of purchase.

         KTF may not, as a fundamental policy:

                  1. issue senior securities, as defined in the 1940 Act, other than (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) the borrowings described under subparagraph (3) below or (iii) transactions involving futures contracts or the writing of options [within the limits described in its prospectus dated October 20, 1988];

                  2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated October 20, 1988];

                  3. borrow money, except for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed; however, the Fund will not purchase any securities for its portfolio at any time when borrowings exceed 5% of its total assets (taken at value);

                                     A-4-7

                  4. underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

                  5. invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                  6. purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

                  7. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its prospectus dated October 20, 1988];

                  8. make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objective, policies and limitations;

                  9. invest in securities other than municipal securities and temporary investments [as those terms are defined in its prospectus dated October 20, 1988];

                  10. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets; or

                  11. invest more than 10% of its total assets in repurchase agreement maturing in more than seven days.

                                     A-4-8

              CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                SCUDDER STRATEGIC MUNICIPAL INCOME TRUST ("KSM")

INVESTMENT OBJECTIVE
--------------------

KSM has the following fundamental objective:

         The Fund's investment objective is to provide a high level of current income exempt from federal income tax.

INVESTMENT POLICIES
-------------------

KSM may not, as a fundamental policy:

                  1. issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) the borrowings described under subparagraph 3 below or (iii) transactions involving futures contracts or the writing of options [within the limits described in its prospectus dated March 22, 1989];

                  2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated March 22, 1989];

                  3. borrow money, except for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed; however, the Fund will not purchase any securities for its portfolio at any time when borrowings exceed 5% of its total assets (taken at value);

                  4. underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

                  5. invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                  6. purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

                  7. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its prospectus dated March 22, 1989];

                  8. make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objective, policies and limitations;

                                     A-4-9

                  9. invest in securities other than municipal securities and temporary investments [as those terms are defined in its prospectus dated March 22, 1989];

                  10. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities and except that with respect to 50% of the Fund's total assets the Fund may invest up to 25% of its total assets in securities of any one issuer; or

                  11. invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

                                     A-4-10

              CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

                      SCUDDER STRATEGIC INCOME FUND ("KST")

INVESTMENT OBJECTIVE
--------------------

KST has the following fundamental objective:

         The Fund's investment objective is to provide high current income.

INVESTMENT POLICIES
-------------------

All of KST's investment policies (as well as its objective and restrictions) are fundamental. Specifically, as a matter of fundamental policy:

         The Fund will seek to achieve its objective by investing its assets in a combination of (1) lower rated corporate fixed income securities, (2) fixed income securities of emerging market and other foreign issuers and (3) fixed income securities of the U.S. Government and its agencies and instrumentalities and private mortgage-backed issuers. Up to 70% of the Fund's total assets may be invested in any one of such categories.

KST may not, as a fundamental policy:

                  1. issue senior securities, as defined in the 1940 Act, other than (i) borrowings, including reverse repurchase agreements, if immediately after each such borrowing there is asset coverage of at least 300% (including the proceeds of such borrowing) and (ii) transactions involving futures contracts or the writing of options [within the limits described in its Statement of Additional Information and in its prospectus dated April 29, 1994];

                  2. make short sales of securities or purchase any securities on margin (except for such short term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options [within the limits described in its prospectus dated April 29, 1994];

                  3. underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

                  4. invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                  5. purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein;

                  6. purchase or sell commodities or commodities contracts, except for transactions involving futures contracts or options on such contracts [within the limits described in its Statement of Additional Information dated April 29, 1994];

                                     A-4-11

                  7. make loans, other than by lending portfolio securities and by entering into repurchase agreements and through the purchase of securities or temporary investments in accordance with its investment objective, policies and limitations;

                  8. invest in the securities of any other investment company if more than 3% of the outstanding voting stock of such investment company would be held by the Fund; if more than 5% of the total assets of the Fund would be invested in any such investment company; or if the Fund would own, in the aggregate, securities of other investment companies representing more than 10% of its assets; or

                  9. invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of its total assets.

                                     A-4-12

                          SCUDDER _______________ TRUST
                  FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
                                  May 27, 2004


The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110 on May 27, 2004, at __:00 a.m. Eastern time and at any adjournments or postponements thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

YOUR VOTE IS NEEDED! IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

______________________     __________   ____________________     ______________
Signature                  Date         Signature (Joint)        Date

Note: All registered owners of accounts shown above must sign. Please sign exactly as your name appears on this Proxy. If signing for a corporation, estate or trust, please indicate your capacity or title.

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED AS RECOMMENDED BY THE BOARD ON ITEMS 1 AND 2, AND FOR ITEM 3 ALL SHARES NOT VOTED WILL HAVE THE EFFECT OF A "NO" VOTE.

TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.


                                                                             WITHHOLD            FOR ALL
                                                             FOR ALL           ALL                EXCEPT
                                                             -------         --------            --------

1.  To elect nine Trustees to the Board of the Fund:           [ ]             [ ]           [ ] ____________
   01) John W. Ballantine, 02) Lewis A. Burnham,
   03) Donald L. Dunaway, 04) James R. Edgar,
   05) Paul K. Freeman, 06) Richard T. Hale,
   07) Robert B. Hoffman, 08) Shirley D. Peterson,
   09) John G. Weithers

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

                                                               FOR           AGAINST             ABSTAIN
                                                             -------        ---------           ---------
2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the current fiscal
   year.                                                       [ ]             [ ]                 [ ]




3. To approve the modification or elimination of certain investment policies and the elimination of the shareholder approval requirement as to certain
   other matters.                                              [ ]             [ ]                 [ ]

If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder Communications, Inc. at ___________________.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder _______________ Trust offers shareholders of record three alternative ways of voting their proxies:

         - By Telephone
         - Through the Internet (using a browser)
         - By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

TELEPHONE VOTING:
Available only until 4:00 p.m. EST May __, 2004.

         - Call Toll-Free:  1-8__-___-____, Monday through Friday, 9AM-11PM EST

         - Your vote will be confirmed and cast as you directed.

INTERNET VOTING:
Available only until 4:00 p.m. EST on May __, 2004.

         - Visit the Internet voting Website at http://proxy.georgeson.com.

         - Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.

         - You will incur only your usual Internet charges.

VOTING BY MAIL:
         - Simply sign and date your proxy card and return it in the postage-paid envelope.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.